Accounts Receivable, Net (Details) - Schedule of accounts receivable and allowance for doubtful accounts - Accounts Receivable [Member] ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Accounts, Notes, Loans and Financing Receivable [Line Items]
Accounts receivable	¥ 208,522	$ 32,722	¥ 232,027
Less: allowance for doubtful accounts	(2,215)	(348)	(3,813)
Accounts receivable, net	¥ 206,307	$ 32,374	¥ 228,214